UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2022

LANDSEA HOMES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38545	82-2196021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Newport Center Drive, Suite 300 Newport Beach, California		92660
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 345-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	LSEA	The Nasdaq Capital Market
Warrants exercisable for Common Stock	LSEAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 25, 2022, Landsea Homes Corporation (the “Company”) entered into Amendment No. 2 to the Stockholder’s Agreement, dated January 7, 2021, as amended on December 21, 2021 (the “Stockholder’s Agreement”) with Landsea Holdings Corporation (“LHC”) to further amend the terms of the Stockholder’s Agreement (the “Second Amendment”), to provide that the size of the Company’s Board of Directors (the “Board”) be decreased from eleven (11) to nine (9) directors, and to decrease the number of directors designated by LHC by one (1) director for so long as the Combined Ownership Percentage (as defined in the Stockholder’s Agreement) is greater than 39%. The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

10.1	Stockholder’s Agreement, by and between Landsea Homes Corporation and Landsea Holdings Corporation, dated January 7, 2021 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 13, 2021)

10.2	First Amendment to the Stockholder’s Agreement, dated December 21, 2021, by and between Landsea Homes Corporation and Landsea Holdings Corporation (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on December 27, 2021)

10.3	Second Amendment to the Stockholder’s Agreement, dated April 25, 2022, by and between Landsea Homes Corporation and Landsea Holdings Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSEA HOMES CORPORATION

Date: April 26, 2022	By:	/s/ Franco Tenerelli
Name: Franco Tenerelli
Title: EVP, Chief Legal Officer and Secretary